UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report  (Date of earliest event reported):  September 25, 2018

PIER 1 IMPORTS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-07832	75-1729843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Pier 1 Place Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code 817-252-8000

                            N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On September 25, 2018, the Board of Directors (the “Board”) of Pier 1 Imports, Inc. (the “Company”) elected Katherine M. A. (“Allie”) Kline as a member of the Board, effective immediately. Ms. Kline will serve on the Board’s Compensation Committee.

Ms. Kline most recently served as Chief Marketing and Communications Officer for Oath Inc., a subsidiary of Verizon Communications, Inc., where she was responsible for all consumer and B2B marketing, external and internal communications, brand strategy and creative, and corporate citizenship and cause marketing from 2017 to July 2018.  She also served as the head of MAKERS, Oath’s prominent womens media brand. From 2013 to 2017, Ms. Kline held the position of Chief Marketing and Communications Officer for AOL, prior to and following Verizon’s acquisition of the company in 2015.  From 2011 to 2012, Ms. Kline held the position of Chief Marketing Officer for 33across, a leading data and analytics company in the digital advertising space.  Prior to that, from 2008 to 2011, Ms. Kline held the position of Vice President, Marketing for Brand Affinity Technologies, a digital sports and celebrity endorsement marketing platform.

Ms. Kline will receive annual compensation commensurate with that received by the Company’s other non-employee directors as described in the Pier 1 Imports, Inc. Non-Employee Director Compensation Plan, as amended June 26, 2018, which was filed with the Securities and Exchange Commission (“SEC”) as Exhibit 10.8.9 to the Company’s Annual Report on Form 10-K for the fiscal year ended March 3, 2018, which description is incorporated by reference herein. In connection with her election, Ms. Kline was granted 41,666 restricted stock units under the Company's 2015 Stock Incentive Plan, as amended, which will vest in full on the first anniversary of the date of grant.  The Company will enter into a standard director indemnity agreement with Ms. Kline, a form of which was filed with the SEC as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended February 26, 2011.

Item 7.01    Regulation FD Disclosure.

On September 27, 2018, the Company issued a press release announcing the election of Katherine M. A. (“Allie”) Kline to the Board of Directors.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	99.1	Press release dated September 27, 2018, announcing the election of Katherine M. A. (“Allie”) Kline to the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	September 27, 2018	By:	/s/ Michael A. Carter
Michael A. Carter, Executive Vice President Compliance and
General Counsel, Secretary